SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): 03/20/04


                              LACLEDE STEEL COMPANY
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                         0-3855                    43-0368310
----------------------       ----------------       ------------------------
(State or Other               (Commission               (I.R.S. Employer
Jurisdiction of                File Number)           Identification Number)
Incorporation)


440 North Fourth Street, 3rd Floor
St. Louis, Missouri                                             63102
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(Address of Principal Executive Offices)                      (Zip Code)



               Registrant's telephone number, including area code:
                                  314-425-1400
                                  ------------

Item 5.  Other Events.

     The Registrant is filing its reports to the U.S. Bankruptcy Court for the periods ended July 31, 2001, August 31, 2001, September 30, 2001, October 31, 2001, November 30, 2001, December 31, 2001, January 31, 2002, February 28, 2002,
March 31, 2002,  April 30, 2002,  May 31,  2002,  June 30, 2002,  July 31, 2002,
August 31,  2002,  September  30,  2002,  October 31,  2002,  November 30, 2002,
December 31, 2002, January 31, 2003, February 28, 2003, March 31, 2003, April 30, 2003, May 31, 2003, June 30, 2003, July 31, 2003, August 31, 2003, September
30, 2003,  October 31, 2003,  November 30, 2003,  December 31, 2003, January 31,
2004 and February 29, 2004, which were filed with the Bankruptcy Court on March 20, 2004.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

          Exhibit No. 99.1 Report to U.S. Bankruptcy Court for July 31, 2001, August 31, 2001, September 30, 2001, October 31, 2001, November 30, 2001, December 31, 2001, January 31, 2002, February 28, 2002, March
          31, 2002,  April 30, 2002, May 31, 2002, June 30, 2002, July 31, 2002,
          August 31, 2002, September 30, 2002, October 31, 2002, November 30, 2002, December 31, 2002, January 31, 2003, February 28, 2003, March
          31, 2003,  April 30, 2003, May 31, 2003, June 30, 2003, July 31, 2003,
          August 31, 2003, September 30, 2003, October 31, 2003, November 30, 2003, December 31, 2003, January 31, 2004 and February 29, 2004.

          (Referenced to Item 601(b) of Regulation S-K)

          Exhibit No. 32 Certifications by Chief Executive Officer and Chief Financial Officer of Laclede Steel Company pursuant to Sarbanes- Oxley Act of 2002


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LACLEDE STEEL COMPANY
                            (Registrant)

Date:  March 24, 2004        By: /s/ Michael H. Lane
                               ------------------------------------------------
                                Michael H. Lane
                                President